                                                                    EXHIBIT 10.3

                            MPATH INTERACTIVE, INC.

                           1999 STOCK INCENTIVE PLAN
                           -------------------------

ARTICLE 1.  INTRODUCTION.

1.1  PURPOSES OF THE PLAN.  The purpose of this Stock Incentive Plan is to
     --------------------
promote the long-term success of the Company and the creation of shareowner value by (a) encouraging the attraction and retention of the best available personnel for positions of substantial responsibility, (b) linking Company personnel directly to shareowner interests through increased stock ownership, and (c) encouraging Company personnel to focus on critical long-range objectives. The Plan seeks to achieve these purposes by providing awards in the form of Stock Options (which may constitute Incentive Stock Options or Nonstatutory Options) and Restricted Stock.

1.2  TERM OF THE PLAN.  The Plan shall become effective upon the earlier to
     ----------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 10.2 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Article 9 of the Plan.

ARTICLE 2.  SHARES AVAILABLE FOR GRANTS.

2.1  MAXIMUM AGGREGATE SHARES SUBJECT TO THE PLAN.  Subject to the provisions of
     --------------------------------------------
Section 8.1 of the Plan, the maximum aggregate number of shares that may be issued pursuant to the Plan is 2,500,000 Shares of Common Stock, plus an automatic annual increase in such maximum number on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (A) 750,000 Shares , (B) 3% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (C) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

2.2  SHARES FORFEITED OR SUBJECT TO UNEXERCISED OPTIONS.  If an Option should
     --------------------------------------------------
expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Shares of Common Stock that are retained by the Company upon exercise of an Option or issuance of Restricted Stock in order to satisfy the exercise or purchase price or any withholding taxes due with respect thereto shall be treated as not issued and shall continue to be available under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Restricted Shares, then such Restricted Shares shall again become available for awards under the Plan other than Incentive Stock Options. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not become available for future grant under the Plan.

ARTICLE 3.  ADMINISTRATION OF THE PLAN.

3.1  COMPOSITION OF ADMINISTRATOR.  The Plan shall be administered by (a) the
     ----------------------------
Board, or (b) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. The Board may authorize one or more Officers to act as the Administrator to grant Options or Restricted Stock with respect to Employees who are not Officers and may limit such authority as the Board determines from time to time.

3.2  MULTIPLE ADMINISTRATIVE BODIES.  If permitted under Applicable Laws, the
     ------------------------------
Plan may (but need not) be administered by different bodies with respect to Reporting Persons, Named Executives and other persons eligible to receive grants under the Plan. With respect to grants of Options to Reporting Persons and Named Executives, the Plan shall generally be administered by the Board or a Committee as applicable so as to permit grants of Options to Reporting Persons under the Plan to comply with Rule 16b-3 and to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

3.3  POWERS OF THE ADMINISTRATOR.   Subject to Applicable Laws and the
     ---------------------------
provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

     (a) to determine the Fair Market Value of the Common Stock, in accordance with the definition set forth in Article 11 of the Plan;

     (b) to select the Employees, Directors and Consultants to whom Options and/or Restricted Stock may from time to time be granted hereunder;

     (c) to determine whether and to what extent Options and/or Restricted Stock are granted hereunder;

     (d) to determine the number of shares of Common Stock to be covered by an Option or Restricted Stock grant hereunder;

     (e) to approve forms of agreement for use under the Plan;

     (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the Share price for any Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any grant and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

     (g) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and
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     (h) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

3.4  EFFECT OF ADMINISTRATOR'S DECISION.  All decisions, determinations and
     ----------------------------------
interpretations of the Administrator shall be conclusive and binding on all persons.

ARTICLE  4.  ELIGIBILITY.

4.1  GENERAL RULE.  Employees, Directors and Consultants are eligible to receive
     ------------
grants of Options or Restricted Stock under the Plan. An Employee, Director or Consultant who has been granted an Option or Restricted Stock may, if he or she is otherwise eligible, be granted an additional Option or Options or additional Restricted Stock.

4.2  INCENTIVE STOCK OPTIONS.  Only Employees of the Company or a Subsidiary
     -----------------------
shall be eligible to receive grants of Incentive Stock Options. Employees of an Affiliate, Directors who are not Employees of the Company or a Subsidiary and Consultants shall not be eligible to receive Incentive Stock Options.

4.3  LIMITATION ON GRANTS TO EMPLOYEES.  Subject to adjustment as provided in
     ---------------------------------
Section 8.1 of this Plan, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,500,000 Shares.

4.4  NO EMPLOYMENT RIGHTS.  Neither the Plan nor any grant pursuant to the Plan
     --------------------
shall confer upon any recipient of an Option or Restricted Stock grant any right with respect to continuation of his or her service as an Employee, Director or Consultant, or in any way interfere with the right of the Company, or a Parent, Subsidiary or Affiliate, as the case may be, to terminate his or her service as an Employee, Director or Consultant at any time, with or without cause.

ARTICLE 5.  STOCK OPTIONS.

5.1  SEPARATE PROGRAMS.  The Administrator may establish one or more separate
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programs under the plan for purpose of issuing particular forms of Options to one or more classes of Participants on such terms and conditions as determined by the Administrator from time to time.

5.2  TYPE OF OPTION.  As determined by the Administrator at the time of grant of
     --------------
an Option and as designated in the written Option Agreement, Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Notwithstanding such designations, the following rules shall apply to Options designated as Incentive Stock Options:

     (a) To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.2(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
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     (b) In the event any Option designated an Incentive Stock Option fails to meet the requirements set forth herein for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code
Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

5.3  TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     (a) Term of Options.  The term of each Option shall be the term stated in
         ---------------
the Option Agreement; provided, however, that the term shall be no more than ten
                      --------  -------
(10) years from the date of grant thereof, and in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be no more than five (5) years from the date of grant thereof.

     (b) Date of Option Grant.  The date of grant of an Option shall for all
         --------------------
purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the commencement of the Optionee's employment. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is granted within a reasonable time after the date of the grant.

     (c) Conditions of an Option.  Subject to the terms of the Plan, the
         -----------------------
Administrator shall determine the provisions, terms and conditions of each Option including, but not limited to, the option vesting schedule (including any performance criteria which must be satisfied in connection with vesting of the Option), and the consideration to be paid for Shares upon exercise of the Option.

     (d) Nontransferability of Options. The Option may not be sold, pledged,
         -----------------------------
assigned, hypothecated, transferred, made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, or disposed of in any manner other than by will or by the laws of descent or distribution, except as otherwise determined by the Administrator in its discretion with respect to a Nonstatutory Stock Option and provided in the applicable Option Agreement specifying (i) the manner in which such Nonstatutory Option is transferable and
(ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 5.3(d).

5.4  OPTION EXERCISE PRICE; CONSIDERATION.
     ------------------------------------

     (a) Exercise Price.  The per Share exercise price for the Shares to be
         --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the applicable Option Agreement, but shall be subject to the following:
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          (i)   In the case of an Incentive Stock Option that is granted to an
Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (an "10% Owner"), the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of an Incentive Stock Option that is granted to an Employee other than a 10% Owner, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) In the case of a Nonstatutory Stock Option that is granted to a 10% Owner prior to the date, if any, on which the Common Stock becomes a Listed Security, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

          (iv) In the case of a Nonstatutory Stock Option that is granted to a Named Executive, the per Share exercise price shall generally be no less than 100% of the Fair Market Value per Share on the date of grant.

     (b)  Consideration.  Subject to Applicable Laws, the consideration to be
          -------------
paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) in its discretion. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

          (i)   cash;

          (ii)  check;

          (iii) delivery of the Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines as appropriate;

          (iv) other Shares that (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

          (v) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or

          (vi)  any combination of the foregoing methods of payment.

5.5  EXERCISE OF OPTION.
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          (a) VESTING.  Any Option granted hereunder shall be exercisable at
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such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan and set forth in the Option Agreement; provided however that, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at a rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant, the Option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or
during any period established by the Administrator.   The Administrator shall
have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

     (b)  PROCEDURE FOR EXERCISE.  An Option may not be exercised for a fraction
          ----------------------
of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 5.4(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercise, including any Shares withheld to satisfy tax withholding obligations.

     (c)  RIGHTS AS A SHAREHOLDER.  Until the issuance (as evidenced by the
          -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     (d)  TERMINATION OF CONTINUOUS SERVICE.  In the event of termination of an
          ---------------------------------
Optionee's Continuous Service, such Optionee's right to exercise the Option shall cease and the Option shall forthwith become void and cease to have effect, except as set forth specifically in the Option Agreement. In the event of an Optionee's death, the Optionee's beneficiary or the administrator of his or her estate shall have such right to exercise the Option as set forth in the Option Agreement.

ARTICLE 6. RESTRICTED STOCK.

6.1  RESTRICTED STOCK GRANTS.  Shares of Common Stock may be granted under the
     -----------------------
Plan subject to a Restricted Stock Agreement which complies with the terms specified in this Article 6.

6.2  PAYMENT FOR RESTRICTED STOCK.  No cash consideration shall be required of
     ----------------------------
the recipient of a Restricted Stock grant under this Article 6.

6.3  VESTING PROVISIONS.   Restricted Stock granted under the Plan may, in the
     ------------------
discretion of the Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the recipient's period of service or upon attainment of specified performance objectives; provided however that, if required by the Applicable Laws, any Restricted Stock granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall vest at a rate of at least 20% per year over five years from the date the Restricted Stock is granted. Notwithstanding the above, in the case of Restricted Stock granted to an officer (including but not limited to Officers), Director or Consultant, the Restricted Stock shall vest at any time or during any period established by the Administrator.

     (a) The elements of the vesting provisions applicable to any unvested Shares of Common Stock issued under a Restricted Stock grant shall be specified in the Restricted Stock Agreement, including but not limited to, any service period required to be completed by the recipient or any performance objectives to be obtained, the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments, and the effect which death, Disability or other event designated by the Administrator is to have upon the vesting schedule.

     (b) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Restricted Stock grant recipient may have the right to receive with respect to unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

6.4  VOTING AND DIVIDEND RIGHTS.  The recipient of a Restricted Stock grant
     --------------------------
shall have full stockholder rights with respect to any shares of Common Stock issued to the recipient pursuant to the Restricted Stock grant, subject to the limits on transferability set forth in the Restricted Stock Agreement, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

6.5  TRANSFERABILITY OF RESTRICTED STOCK. Until such time as all conditions and
     -----------------------------------
restrictions with respect to Restricted Stock issued under the Plan have lapsed, Restricted Stock issued under the Plan shall not be sold, pledged, assigned, hypothecated, transferred, made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, or disposed of in any manner other than by will or by the laws of descent or distribution. Notwithstanding the foregoing, if permitted in the Restricted Stock Agreement a Participant may transfer or assign Restricted Shares to (i) a trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or
(ii) the trustee of any other trust to the extent approved in advance by the Administrator in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

6.6  FORFEITURE OF RESTRICTED STOCK.  Should the recipient of a Restricted Stock
     ------------------------------
grant cease to remain in Continuous Service while holding one or more unvested shares of Common Stock issued under a Restricted Stock grant or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately forfeited and shall be surrendered to the Company for cancellation, and the recipient shall have no further stockholder rights with respect to such forfeited shares.

6.7  WAIVER OF  RESTRICTIONS.  The Administrator may in its discretion waive the
     -----------------------
surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Continuous Service or the attainment or non-attainment of the applicable performance objectives.

ARTICLE 7.  TAX WITHHOLDING.

7.1  TAX WITHHOLDING.  To the extent required by the Applicable Laws,
     ----------------
transactions under the Plan shall be subject to tax withholding by the Company, and the Administrator may condition the delivery of any Shares under the Plan on satisfaction of applicable withholding tax obligations. The Administrator, in its discretion and subject to such requirements as the Administrator may impose prior to the occurrence of such withholding, may permit or require tax withholding obligations under the Plan to be satisfied by one or some combination of the following methods:

     (a)  by cash or check payment,

     (b)  out of the Participant's current compensation,

     (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 7.3 below) on the date of surrender equal to the amount required to be withheld, or

     (d) by electing to have the Company withhold, from the Shares to be issued upon exercise of the Option or the Shares to be issued in connection with the Restricted Stock grant, that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. This Section 7.1(d) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.

7.2  STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.  In the event an
     --------------------------------------------------------
Administrator allows a Participant to satisfy his or her tax withholding obligations as provided for in Section 7.1(c) or (d) above, such satisfaction must comply with the requirements of this Section 7.2 and the Applicable Laws. Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option or Stock Purchase Right must comply with the applicable provisions of Rule 16b-3.

     (a) All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 7.3 below);

          (ii) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made; and

          (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     (b) In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

7.3  TAX DATE.  For purposes of this Article 7, the "Tax Date"  shall be the
     ---------
date that the Participant is determined to have received income subject to withholding tax under the Applicable Laws. The Fair Market Value of the Shares to be withheld shall be determined as of the Tax Date.

ARTICLE 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISTRIBUTIONS; LIQUIDATION; CORPORATE TRANSACTIONS.

8.1  ADJUSTMENTS TO NUMBER OR PRICE OF SHARES UPON CHANGE IN CAPITALIZATION.
     ----------------------------------------------------------------------
Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Restricted Stock award, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which Options or Restricted Stock awards have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or forfeiture of Restricted Stock, the maximum number of shares of Common Stock for which Options may be granted to any employee under
Section 4.3 of the Plan, the number of shares of Common Stock set forth in
Article 2 of the Plan, and the price per share of Common Stock covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

8.2  ADJUSTMENTS TO PRICE OF SHARES FOR CERTAIN DISTRIBUTIONS.  In the event of
     --------------------------------------------------------
any distribution to the Company's shareholders of securities of any other entity or assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriate adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

8.3  VOLUNTARY DISSOLUTION OR LIQUIDATION.  In the event of the proposed
     ------------------------------------
dissolution or liquidation of the Company, unless otherwise provided by the Administrator, each Option will terminate immediately prior to the consummation of such proposed action, and all conditions and restrictions with respect to Restricted Stock shall lapse immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any portion of the Shares subject to the Option, including Shares as to which the Option would not otherwise be exercisable.

8.4  CORPORATE TRANSACTIONS.
     ----------------------

     (a) Corporate Transaction Not Constituting a Change of Control. In the
         ----------------------------------------------------------
event of a Corporate Transaction that does not constitute a Change of Control, each outstanding Option shall be assumed or an equivalent Option shall be substituted by the successor corporation or a

Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation") and all conditions and restrictions with respect to Restricted Stock shall continue with such Successor Corporation substituted in the place of the Company with respect to such conditions and restrictions. Notwithstanding the foregoing, in the event such Successor Corporation does not agree to assume all outstanding Options or to substitute equivalent options or to accept assignment of the conditions and restrictions with respect to Restricted Stock, such Options shall terminate upon the consummation of such Corporate Transaction and all conditions or restrictions with respect to Restricted Stock shall lapse upon the consummation of such Corporate Transaction.

     (b) Change of Control. In the event of a Change of Control, the
         -----------------
Administrator shall, as to outstanding Options, either (i) provide that such Options shall be assumed by the Successor Corporation or that the Successor Corporation shall substitute with respect to such Options equivalent options;
(ii) provide upon notice to Optionees that all Options, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date (which date shall be at least five (5) days from the date of the notice), after which the Options shall terminate; or
(iii) terminate each Option in its entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the Shares with respect to which the Option is vested and exercisable immediately prior to the consummation of the transaction over the aggregate exercise price thereof. In the event of a Change of Control, all conditions and restrictions with respect to Restricted Shares shall lapse, except to the extent such conditions and restrictions are assigned to the successor corporation (or its Parent) in connection with the Change of Control.

     (c) Determination of Assumption or Substitution. For purposes of this
         -------------------------------------------
Section 8.4, an Option shall be considered assumed or substituted, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in Section 8.1 above) and provided all other terms of the Option as assumed or substituted are substantially similar to the terms of the Option; provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

ARTICLE 9.  AMENDMENT AND TERMINATION OF THE PLAN.

9.1  AUTHORITY TO AMEND OR TERMINATE THE PLAN.  The Board may at any time amend,
     ----------------------------------------
alter, suspend or terminate the Plan. To the extent necessary and desirable to comply with Applicable

Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

9.2  EFFECT OF AMENDMENT OR TERMINATION.  Except as provided in Article 8, no
     ----------------------------------
amendment, alteration, suspension or termination of the Plan shall materially and adversely affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Optionee and the Company. Except as provided in Article 8, no amendment, alteration, suspension or termination of the Plan shall materially and adversely affect the rights of a recipient of Restricted Stock under the Plan, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Optionee and the Company.

ARTICLE 10.  MISCELLANEOUS.

10.1  CONDITIONS UPON ISSUANCE OF SHARES.  Notwithstanding any other provision
      ----------------------------------
of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

10.2. RESERVATION OF SHARES.  The Company, during the term of this Plan, will at
      ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

10.3. SHAREHOLDER APPROVAL.  If required by Applicable Laws, continuance of the
      --------------------
Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

10.4  INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS.  Prior to the date,
      -----------------------------------------------------
if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee, to each Restricted Stock recipient and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee, recipient or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

ARTICLE 11.  DEFINITIONS.

  As used herein, the following definitions shall apply:

"ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to
 -------------
Section 5 of the Plan.

"AFFILIATE" means a corporation, partnership, joint venture or other business
 ---------
entity other than a Subsidiary (as defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee.

"APPLICABLE LAWS" means the legal requirements relating to the administration of
 ---------------
stock option plans, if any, under applicable corporate and securities laws, the Code and the rules of any applicable stock exchange or national market system.

"BOARD" means the Board of Directors of the Company.
 -----

"CHANGE OF CONTROL" means a sale of all or substantially all of the Company's
 -----------------
assets or any merger, consolidation or other capital reorganization of the Company with or into another corporation, other than one in which the holders of more than fifty percent (50%) of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation.

"CODE" means the Internal Revenue Code of 1986, as amended.  Reference to any
 ----
specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

"COMMITTEE" means the Committee appointed by the Board of Directors in
 ---------
accordance with Section 5 of the Plan, if one is appointed. Once appointed, a Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee, all to the extent permitted by the Applicable Laws.

"COMMON STOCK" means the Common Stock of the Company.
 ------------

"COMPANY" means Mpath Interactive, Inc., a Delaware corporation.
 -------

"CONSULTANT" means any person, including an advisor, who is engaged by the
 ----------
Company or any Parent, Subsidiary or Affiliate to render consulting or advisory services as an independent contractor and is compensated for such services.

"CONTINUOUS SERVICE" means the absence of any interruption or termination of the
 ------------------
provision of services to the Company or a Parent, Subsidiary or Affiliate as an Employee, Director or Consultant. Continuous Service as an Employee, Director or Consultant shall not be considered interrupted in the case of: (A) any leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (B) transfers between locations of the Company or between the Company, a Parent, Subsidiary or Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (C) any change in status as long as the individual remains in the service of the Company, a Parent, Subsidiary or Affiliate in any capacity of Employee, Director or Consultant (except as otherwise provided in an Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

"CORPORATE TRANSACTION" means a merger, consolidation, reorganization or other
 ---------------------
capital reorganization of the Company with or into another corporation. A Corporate Transaction may or may not constitute a Change of Control, as defined above.

"DIRECTOR" means a member of the Board.
 --------

"EMPLOYEE" means any person (including any Named Executive, Officer or Director)
 --------
employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
 ------------

"FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined
 -----------------
as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (b) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in a manner consistent with Applicable Laws.

"INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive
 ----------------------
stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

"LISTED SECURITY" means any security of the Company that is listed or approved
 ---------------
for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

"NAMED EXECUTIVE" means any individual who, on the last day of the Company's
 ---------------
fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

"NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an
 -------------------------
Incentive Stock Option, as designated in the applicable written Option
Agreement.

"OFFICER" means a person who is an officer of the Company within the meaning of
 -------
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"OPTION" means an option to purchase Shares granted pursuant to the Plan, the
 ------
terms of which shall be set forth in the Option Agreement.

"OPTION AGREEMENT" means a written agreement between an Optionee and the Company
 ----------------
reflecting the terms of an Option granted under the Plan and any amendments thereto, and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

"OPTIONEE" means an Employee, Director or Consultant who receives an Option.
 --------

"PARENT" means a "parent corporation," whether now or hereafter existing, as
 ------
defined in Section 424(e) of the Code.

"PARTICIPANT" means an Employee, Director or Consultant who receives a grant of an Option or of Restricted Stock under the Plan.

"PLAN" means this 1999 Stock Option Plan.
 ----

"REPORTING PERSON" means an Officer, Director or greater than 10% shareholder of
 ----------------
the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

"RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act as the same may
 ----------
be amended from time to time, or any successor thereto.

"SHARE" means a share of the Common Stock, as adjusted in accordance with
 -----
Section 10 of the Plan.

"SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter
 ----------
existing, as defined in Section 424(f) of the Code.